EXHIBIT 99.3

PRINCERIDGE PARTNERS LLC

Consolidated Financial Statements

March 31, 2011

(Unaudited Report)

PRINCERIDGE PARTNERS LLC

Consolidated Statement of Financial Condition

For three months ended March 31, 2011

(Unaudited)

Assets
Cash and cash equivalents	$3,240,811
Financial instruments owned, at fair value	42,651,335
Receivable from clearing brokers	397,146
Securities purchased under agreements to resell	42,764,411
Furniture, equipment and leasehold improvements at cost, less accumulated depreciation and amortization of $607,651	2,694,923
Receivables from others (net of allowances $27,117)	1,086,878
Due from landlord	588,991
Prepaid expenses	772,926
Advances to employees	348,809
Due from Members	4,249
Other assets	955,331

Total assets	$95,505,810

Liabilities and Capital

Financial instruments sold, not yet purchased, at fair value	$22,283,701
Payable to clearing broker	6,205,109
Securities sold under agreements to repurchase	42,409,765
Landlord incentive	363,976
Accrued incentive compensation	2,725,424
Accrued other expenses and other liabilities	3,457,813

Total liabilities	77,445,788

Members’ capital	(230,468)
Noncontrolling interest	18,290,490

Total capital	18,060,022

Total liabilities and capital	$95,505,810

See accompanying notes to consolidated financial statements.

PRINCERIDGE PARTNERS LLC

Consolidated Statement of Operations

For three months ended March 31, 2011

(Unaudited)

Revenues:
Principal transactions, net	$7,057,149
Investment banking fees	2,318,565
Net interest income	(8,021)

Total revenues	9,367,693

Expenses:
Compensation and benefits	6,544,946
Communications and technology	841,588
Professional fees	654,430
Occupancy and equipment	573,946
Business development	133,775
Brokerage, clearing and exchange fees	337,988
Regulatory fees	96,372
Other	113,883

Total expenses	9,296,928

Net Income	$70,765
Less: Net income attributable to noncontrolling interest	(76,320)

Net Loss attributable to controlling interest	(5,555)

See accompanying notes to consolidated financial statements.

PRINCERIDGE PARTNERS LLC

Consolidated Statement of Changes in Total Capital

For three months ended March 31, 2011

(Unaudited)

	Members’ capital	Noncontrolling interest	Total capital
Balance at December 31, 2010	$(228,162)	17,886,418	$17,658,256

Capital contributions	3,249	327,752	331,001

Net income (loss)	(5,555)	76,320	70,765

Balance at March 31, 2011	$(230,468)	18,290,490	$18,060,022

See accompanying notes to consolidated financial statements.

PRINCERIDGE PARTNERS LLC

Consolidated Statement of Cash Flows

For three months ended March 31, 2011

(Unaudited)

Cash flows from operating activities:
Net loss	$70,765
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	207,508
(Increase) decrease in operating assets:
Financial instruments owned, at fair value	(22,650,244)
Receivable from clearing brokers	7,519,577
Securities purchased under agreements to resell	(42,764,411)
Prepaid expenses	(141,969)
Receivables from others	(426,864)
Due from landlord	(588,991)
Advances to employees	172,461
Due from Members	(3,249)
Other assets	(499,406)
Increase (decrease) in operating liabilities:
Financial instruments sold, not yet purchased, at fair value	8,554,549
Securities sold under agreements to repurchase	42,409,765
Payable to clearing broker	6,205,109
Landlord incentive	363,976
Accrued incentive compensation	(128,338)
Accrued expenses and other liabilities	2,022,846

Net cash provided by operating activities	323,084

Cash flows from investing activities:
Purchase of office equipment and leasehold improvements	(1,923,389)

Net cash used in investing activities	(1,923,389)

Cash flows from financing activities:

Capital contributions from Members	3,249
Noncontrolling interest	327,752

Net cash provided by financing activities	331,001

Net decrease in cash and cash equivalents	(1,269,304)

Cash and cash equivalents, December 31, 2010	4,510,115

Cash and cash equivalents, March 31, 2011	$3,240,811

Supplemental disclosure of cash flow information:
Cash paid for interest	$344,914
Cash paid for taxes	—

See accompanying notes to consolidated financial statements.

PRINCERIDGE PARTNERS LLC

Notes to Consolidated Financial Statements

March 31, 2011

(Unaudited)

(1)	Organization

PrinceRidge Partners LLC (the Company) was organized as a limited liability company under the laws of the state of Delaware on January 28, 2008 and is the General Partner of PrinceRidge Holdings LP, a financial services company. Pursuant to the Company’s LLC agreement, certain Members have been appointed as Managing Members of the Company for which the authority for day-to-day management decision making resides. The Company also has limited member interests (non-managing members) which have certain limited rights as specified in the Company’s LLC agreement. PrinceRidge Holdings LP is comprised of two wholly owned operating subsidiaries; The PrinceRidge Group LLC, a U.S. registered broker dealer, and PrinceRidge Capital LLC, a dealer in non-securities related products. The Company was formed on January 28, 2008 under the Delaware Limited Liability Company Act and the Company and its operating subsidiaries subsequently changed their names on June 29, 2009 from VinsonForbes Holdings LLC, VinsonForbes Group LP, VinsonForbes & Co. LLC and VinsonForbes Capital LLC to PrinceRidge Partners LLC, PrinceRidge Holdings LP, The PrinceRidge Group LLC, and PrinceRidge Capital LLC, respectively. On June 18, 2009, The PrinceRidge Group LLC became a member of the Financial Industry Regulation Authority (FINRA) and other various exchanges and received approval to operate as a broker-dealer registered with Securities and Exchange Commission (SEC). Additionally, The PrinceRidge Group LLC is a member of the Securities Investor Protection Corporation (SIPC).

The Company, through its operating subsidiaries, commenced operations on April 1, 2009 and operates an institutional brokerage and investment banking business. The Company’s customers are predominately institutional investors including brokers and dealers, commercial banks, asset managers and other financial institutions. The PrinceRidge Group LLC has clearing agreements with Pershing LLC and NewEdge USA, LLC. The PrinceRidge Group LLC clears all security transactions on a fully disclosed basis through Pershing LLC and clears all reverse repurchase agreements and repurchase agreements through NewEdge USA, LLC. The PrinceRidge Group LLC is exempt from Rule 15c3-3 of the Securities and Exchange Commission under paragraph k(2)(ii) of that rule.

(2)	Summary of Significant Accounting Policies

(a)	Basis of Presentation

The Company’s consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Although these, and other, estimates and assumptions are based on the best available information, actual results could be materially different from these estimates.

The consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries. All material intercompany transactions and balances have been eliminated in consolidation.

PRINCERIDGE PARTNERS LLC

Notes to Consolidated Financial Statements

March 31, 2011

(Unaudited)

(b)	Cash and Cash Equivalents

The Company defines cash equivalents as short-term interest-earning deposits with original maturities of three months or less that are not held for sale in the ordinary course of business.

The Company maintains deposits in federally insured financial institutions in excess of federally insured (FDIC) limits and in institutions in which deposits are not insured. However, management believes that the Company is not exposed to significant credit risk due to the financial position of the depository institution in which those deposits are held.

(c)	Revenue Recognition

Principal Transactions

The Company earns revenue from (i) transactions executed as agent or riskless principal and (ii) related net trading gains and losses from market making and dealing activities to facilitate customer orders. These activities and associated revenue are recorded on a trade date basis. Financial instruments owned and financial instruments sold, not yet purchased, are recorded on a trade-date basis at fair value with realized and unrealized gains and losses reflected in principal transactions, net in the accompanying statement of operations.

Investment Banking Fees

The Company earns fees for providing strategic advisory services in mergers and acquisitions and other transactions which are predominately comprised of fees based on the successful completion of a transaction, and from capital markets transactions which are comprised of underwriting securities’ offerings and arranging private placements, including both debt and equity offerings.

Advisory fees, net of deal related expenses, are recorded when earned, the fees are determinable and collection is reasonably assured. Nonrefundable upfront fees are deferred and recognized as revenue ratably over the expected period in which the related services are rendered. Upon successful completion of a transaction or termination of an engagement, the recognition of revenue would be accelerated.

Capital markets revenue arise from securities offerings and private placements in which the Company acted as a placement agent or underwriter. Private placement revenue is recorded when the underlying transaction is completed under the terms of the relevant agreement, typically on the closing date of the transaction. Underwriting revenue, which includes management fees, selling concessions and underwriting fees, net of related syndicate expenses, is recorded on a trade-date basis.

(d)	Fair Value of Financial Instruments

The Company accounts for financial instruments that are being measured and reported on a fair value basis in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 820, Fair Value Measurements and Disclosures. ASC 820 defines fair value, establishes a framework for measuring fair value and requires enhanced disclosures about fair value measurements. ASC 820 defines fair value as “the price that would be received to sell an asset or paid to transfer a liability in an ordinary transaction between current market participants at the measurement date”.

PRINCERIDGE PARTNERS LLC

Notes to Consolidated Financial Statements

March 31, 2011

(Unaudited)

FASB ASC 820 outlines a fair value hierarchy. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (which are considered level 1 measurements) and the lowest priority to unobservable inputs (which are considered level 3 measurements). The three levels of the fair value hierarchy under FASB ASC 820 are as follows:

Level 1 – Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 – Quoted prices for similar instruments in active markets, quoted prices in markets that are not active or financial instruments for which all significant inputs are observable, whether directly or indirectly;

Level 3 – Valuation is generated from model-based techniques that use significant assumptions not observable in the market. These unobservable assumptions would reflect the Company’s own estimates of assumptions that market participants would use in pricing the asset or liability. Such valuation techniques include the use of option pricing models, discounted cash flow models and similar techniques.

Fair value is generally based on quoted market prices. If quoted market prices are not available, fair value is determined based on other relevant factors, including dealer price quotations, price activity for equivalent instruments and valuation pricing methods. Among the factors considered by the Company in determining the fair value of financial instruments for which there is no current quoted market prices are credit spreads, the terms and liquidity of the instrument, the financial condition, operating results and credit ratings of the issuer or underlying company, the quoted market price of publicly traded securities with similar duration and yield, assessing the underlying investments, market-based information, such as comparable company transactions, performance multiples and changes in market outlook as well as other measurements. Financial instruments owned and financial instruments sold, not yet purchased are stated at fair value, with related changes in unrealized appreciation or depreciation reflected in principal transactions, net in the accompanying statement of operations. See note 3 of the notes to the consolidated financial statements for additional discussion of ASC 820.

(e)	Securities Purchased and Sold Under Agreements to Resell and Repurchase

Securities purchased under agreements to resell (“reverse repurchase agreements”) and securities sold under agreements to repurchase (“repurchase agreements”) are accounted for as collateralized financing transactions and are carried at contract value plus accrued interest. It is the policy of the Company to obtain possession of the collateral with market values equal to or in excess of the principal amount loaned under reverse repurchase agreements. Collateral is valued daily, and the Company may require counterparties to deposit additional collateral when appropriate. Reverse repurchase agreements and repurchase agreements are reported net by counterparty when permitted under applicable accounting standards.

PRINCERIDGE PARTNERS LLC

Notes to Consolidated Financial Statements

March 31, 2011

(Unaudited)

As of March 31, 2011, the Company has the right to sell or repledge all of the securities it has received under reverse repurchase agreements. These repledged securities have been used in the normal course of business.

As of March 31, 2011, the Company has received securities with market values of $46,753,738 under resale agreements and pledged securities with market values of $46,095,373 under repurchase agreements, prior to netting. The Company’s counterparties to its repurchase agreements have the right by contract to sell or repledge the Company’s pledged securities.

As part of the company’s matched-booked trading activities the Company can enter into futures transactions to manage its interest rate risk. As of March 31, 2011, the Company had no futures transactions outstanding.

(f)	Receivables and Payables from Clearing Broker

Receivables from clearing broker include deposits and free credit balances with the Company’s clearing broker, proceeds from securities sold, including financial instruments sold not yet purchased, and payables to clearing broker include margin loans. Proceeds related to financial instruments sold, not yet purchased may be restricted until the securities are purchased.

(g)	Receivables from Others

Receivables from others include receivables related to advisory and capital markets fees earned in the Company’s broker-dealer business, receivables related to capital contributions in noncontrolling interest, payroll tax receivables and purchased interest and income receivables related to trading activity.

(h)	Furniture, Equipment and Leasehold Improvements

Furniture and equipment is stated as cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated life of the asset, generally two to five years. Leasehold improvements are stated at cost less accumulated amortization and are amortized on a straight-line basis over the lesser of the economic useful of the improvement or the initial term of the respective lease.

(i)	Foreign Currency Translation

Assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollar equivalents using year-end spot foreign exchange rates. Gains and losses resulting from translation to U.S. dollar equivalents are included in the statement of operations as part of principal transactions, net.

PRINCERIDGE PARTNERS LLC

Notes to Consolidated Financial Statements

March 31, 2011

(Unaudited)

(j)	Member Accounts

Net income or loss from operations is allocated to the capital accounts of the Members on a pro-rata basis in proportion to such Members’ profit units as of the last day of the applicable accounting period for which such net income or loss was determined. In connection with the withdrawal of a Member from the Company, the Company may repurchase such Member’s units in accordance with the terms of the Company’s LLC agreement.

(k)	Interest Income and Interest Expense

The Company recognizes contractual interest on financial instruments owned at fair value and financial instruments sold, not yet purchased on an accrual basis as a component of interest income or interest expense.

(l)	Advances to Employees

Advances to employees include upfront compensation payments made to employees which are deferred and amortized on a straight-line basis over the relevant service period for which they are earned.

(m)	Income Taxes

The Company and PrinceRidge Holdings LP are treated as partnerships for federal income tax purposes. The Company’s operating subsidiaries, The PrinceRidge Group LLC and PrinceRidge Capital LLC, are single member limited liability companies and are treated as disregarded entities pursuant to Treasury Regulation Section 301.7701-3 for federal income tax purposes. Generally, disregarded entities are not subject to entity-level federal or state income taxation and, as such, the Company is not required to provide for income taxes under FASB ASC 740, Income Taxes. The operating subsidiaries’ taxable income becomes taxable to the respective members of the Company as a result of the Company’s treatment as a nontaxable flow-through entity for federal income tax purposes. However, certain aspects of the Company’s businesses are subject to local taxes such as the New York City unincorporated business tax (UBT).

(n)	Recent Accounting Developments

In January 2010, the FASB issued ASU No. 2010-06, which updates the guidance in ASC 820, Fair Value Measurements and Disclosures. The ASU requires new disclosures including significant transfers in and out of Level 1 and Level 2 fair value measurements and a reconciliation of Level 3 fair value measurements including purchases, sales, issuances and settlements on a gross basis. The ASU also amends ASC Subtopic 820-10 to clarify certain existing disclosures regarding the level of disaggregation at which fair value measurements are provided for each class of assets and liabilities (instead of major category) and disclosures about inputs and valuation techniques used to measure fair value for both recurring and non-recurring fair value measurements that fall in either Level 2 or Level 3. The majority of the provisions of this update, including those applicable to the Company, were effective for annual periods beginning after December 15, 2009, with the remainder being effective for annual reporting periods beginning after December 15, 2010. The adoption of the guidance effective in 2010 did not have a material impact on the Company’s disclosures nor does the Company expect the adoption of the remaining guidance in 2011 to impact its disclosures.

PRINCERIDGE PARTNERS LLC

Notes to Consolidated Financial Statements

March 31, 2011

(Unaudited)

(3)	Financial Instruments

The following table sets forth by level within the fair value hierarchy the Company’s “financial instruments owned, at fair value,” and “financial instruments sold, but not yet purchased, at fair value” as of March 31, 2011. Assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement.

	Level 1	Level 2	Level 3	Total
Assets:
Cash equivalents	$—	$—	$—	$—
Financial instruments owned, at fair value:
Corporate debt	—	37,110,359	—	37,110,359
Equities	—	—	—	—
Government securities	1,281,380	—	—	1,281,380
Municipal securities	—	2,249,157	—	2,249,157
Mortgage-backed securities	—	2,010,439	—	2,010,439

Total financial instruments owned	1,281,380	41,369,955	—	42,651,335

Total assets at fair value	$1,281,380	$41,369,955	$—	$42,651,335

Liabilities:
Financial instruments sold, but not yet purchased at fair value:
Corporate debt	$—	$14,309,515	$—	$14,309,515
Government securities	7,974,186	—	—	7,974,186

Total liabilities at fair value	$7,974,186	$14,309,515	$—	$22,283,701

There have not been any significant transfers between level 1 and level 2 of the fair value hierarchy during the quarter ended March 31, 2011.

PRINCERIDGE PARTNERS LLC

Notes to Consolidated Financial Statements

March 31, 2011

(Unaudited)

(4)	Receivable from Clearing Broker

Securities transactions are recorded on a trade date basis. The receivable and payable amounts related to unsettled securities transactions are recorded on a net basis in the receivable from clearing broker in the accompanying statement of financial condition. Receivable from clearing broker consists of the following:

Clearing deposit	$397,146

Total receivables from clearing broker	$397,146

(5)	Receivables from Others

Receivables from others are comprised of:

Investment banking fee receivable (net of allowances $27,117)	$114,178
Due from noncontrolling interest	327,850
Other receivables	189,625
Purchased interest and interest income receivable	455,225

Total receivables from others	$1,086,878

(6)	Office Equipment and Leasehold Improvements

Furniture, equipment and leasehold improvements consist of the following as of March 31:

Furniture and fixtures	$360,432
Equipment	987,473
Leasehold improvements	1,799,212
Software	155,457

Total	3,302,574

Less: Accumulated depreciation and amortization	607,651

Total office equipment and leasehold improvements, net	$2,694,923

PRINCERIDGE PARTNERS LLC

Notes to Consolidated Financial Statements

March 31, 2011

(Unaudited)

(7)	Commitments and Contingencies

(a)	Leases

The Company leases office space in New York City, Los Angeles and Chicago under operating lease agreements that expire at various times through 2015. The following table presents the Parent’s required future minimum rental payments for the office space under noncancelable operating leases that expire in 2015:

Year Ending:
2011	$397,355
2012	880,870
2013	857,400
2014	857,400
2015	500,150

Total minimum payments required	3,493,175
Less: Sublease rentals under noncancellable subleases	—

Net minimum payments required	$3,493,175

(b)	Commitments

In connection with underwriting activities, the Company’s broker-dealer subsidiary may enter into firm commitments for the purchase of securities in return for a fee. These commitments may require the broker-dealer to purchase securities at a specified price. Securities underwriting exposes the Company to market and credit risk primarily in the event that, for any reason, securities purchased by the Company cannot be distributed at anticipated price levels. At March 31, 2011, the Company had no open underwriting commitments.

(c)	Contingencies

The Company, together with various other brokers and dealers, corporations, and individuals, has been named as a defendant in various legal actions and other litigation arising in connection with the conduct of its business activities that allege violations of federal and state securities laws and claim substantial damages.

In accordance with ASC 450-20 (Loss Contingencies), the Company will accrue a liability when it is probable that a liability has been incurred and the amount of the loss can be reasonably estimated. In many lawsuits and arbitrations, it is not possible to determine whether a liability has been incurred or to estimate the ultimate or minimum amount of that liability until the case is close to resolution, in which case no accrual is made until that time. In view of the inherent difficulty of predicting the outcome of such matters, particularly in cases in which claimants seek substantial or indeterminate damages, the Company cannot predict what the eventual loss or range of loss related to such matters will be. Subject to the foregoing, the Company continues to assess these cases and believes, based on information available to it, that the resolution of these matters will not have a material adverse effect on the financial condition of the Company.

PRINCERIDGE PARTNERS LLC

Notes to Consolidated Financial Statements

March 31, 2011

(Unaudited)

(8)	Financial Instruments with Off-Balance Sheet Risk, Credit Risk or Market Risk

The Company’s broker-dealer clears securities transactions on behalf of customers through its clearing broker. Substantially all of the Company’s transactions are executed with and on behalf of institutional investors, including other brokers and dealers, commercial banks, asset managers, and other financial institutions. In connection with these activities, unsettled customer trades may expose the Company to off-balance sheet credit risk in the event its customers are unable to fulfill their contractual obligations.

The majority of the Company’s transactions, and consequently the concentration of its credit exposure, is with its clearing broker. The clearing broker is also a significant source of short-term financing for the Company, which is collateralized by cash and securities owned by the Company and held by the clearing broker. The Company’s financial instruments may be pledged by the clearing broker.

In connection with its proprietary activities, the Company has sold securities that it does not own and will, therefore, be obligated to purchase such securities at a future date. The Company has recorded this obligation in the financial statements at fair value for the related securities and will record a trading loss if the market value of the securities increases subsequent to the date of the financial statements.

(9)	Income Taxes

The Company and its subsidiaries are subject to UBT and have provided for income taxes based on a statutory rate of 4.00%. For the period ended March 31, 2011, the Company recorded a deferred tax asset of $320,936 related to its net operating loss, which can be carried forward for UBT tax purposes. At March 31, 2011, management has provided for a full valuation allowance for the deferred tax asset.

(10)	Regulatory Requirements

The Company’s subsidiary, The PrinceRidge Group LLC, is a registered broker-dealer and, accordingly, is subject to Rule 15c3-1 under the Securities Exchange Act of 1934 (Net Capital Rule) which requires the maintenance of minimum net capital as defined. The PrinceRidge Group LLC has elected to use the alternative method, permitted by the Net Capital Rule, which requires that it maintain minimum net capital, as defined, equal to the greater of $250,000 or 2% of aggregate debit items arising from customer transactions. At March 31, 2011, the Company had net capital of $5,193,765 which was $4,943,765 in excess of its required net capital of $250,000.

(11)	Subsequent Events

The Company has evaluated subsequent events for the period from March 31, 2011 through July 22, 2011, the date which the accompanying financial statements were issued.

PRINCERIDGE PARTNERS LLC

Notes to Consolidated Financial Statements

March 31, 2011

(Unaudited)

On June 1, 2011 the Company completed a transaction with Institutional Financial Markets, Inc. (IFMI) pursuant to which IFMI contributed the equity interests in a subsidiary comprising a substantial part of its capital markets segment in exchange for a majority interest in the Company. The fair value of the equity interests was approximately $45 million and was comprised of cash, trading securities, employees and other assets and liabilities.

On June 3, 2011 a Series A member provided written notice to the Company of their intent to withdrawal from the partnership. At the time of the notice the member’s capital consisted of less than 6% of the Company’s total capital.